EXHIBIT  10.55

                             STOCK PURCHASE WARRANT


THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. EXCEPT AS OTHERWISE SET FORTH HEREIN OR IN A SETTLEMENT AGREEMENT DATED AS OF APRIL 28, 2000, THE SECURITIES REPRESENTED HEREBY MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR AN EXEMPTION THEREFROM.

     THIS CERTIFIES THAT, for value received, RGC INTERNATIONAL INVESTORS, LDC, or its registered assigns, is entitled to purchase from NETTAXI.COM, a Nevada corporation (the "Company"), at any time or from time to time during the period specified in Section 2 hereof, Two Million Two Hundred Thousand (2,200,000) fully paid and nonassessable shares of the Company's Common Stock, par value $0.001 per share (the "Common Stock"), at an exercise price of $1.50 per share


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(the "Exercise Price").  The term "Shares", as used herein, refers to the shares of Common Stock purchasable hereunder. The Shares and the Exercise Price are subject to adjustment as provided in Section 4 hereof. The term "Warrant" means this Warrant.

     This  Warrant is subject to the following terms, provisions and conditions:

1.     Exercise.
       --------

     (a) Subject to the provisions hereof, this Warrant may be exercised by the Holder hereof in whole or in part, by the surrender of this Warrant, together with a Notice of Exercise attached hereto as Exhibit A, to the Company during normal business hours on any business day at the Company's principal executive offices (or such other office or agency of the Company as it may designate by notice to the Holder) and upon (i) payment to the Company in cash, by certified or official bank check or by wire transfer for the account of the Company of the Exercise Price for the Shares specified in the Notice of Exercise or (ii) if the resale of the Shares by the holder is not then registered pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), delivery to the Company of a written notice of an election to effect a "Cashless Exercise" (as defined in Section 9(h) below) for the Shares specified in the Notice of Exercise. The Shares so purchased shall be deemed to be issued to the Holder, or the Holder's designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered, the Notice of Exercise shall have been duly delivered, and payment shall have been made for such Shares as set forth above.

     (b) Certificates for the Shares so purchased, representing the aggregate number of Shares specified in the Notice of Exercise, shall be delivered to the Holder within three (3) business days after the date on which this Warrant shall have been so exercised. The certificates so delivered shall be in such denominations as may be requested by the Holder and shall be registered in the name of such Holder or such other name as shall be designated by such Holder.

     (c) If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to Holder a new Warrant representing the number of Shares with respect to which this Warrant shall not then have been exercised.

     (d) Notwithstanding anything in this Warrant to the contrary, in no event shall the holder of this Warrant be entitled to exercise a number of Warrants (or portions thereof) in excess of the number of Warrants (or portions thereof) upon exercise of which the sum of (i) the number of shares of Common Stock beneficially owned by the holder and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unexercised Warrants and the unexercised or unconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein) and (ii) the number of shares of Common Stock issuable upon exercise of the Warrants (or portions thereof) with respect to which the determination described herein is being made, would result in beneficial ownership by the holder and its affiliates of more than 4.9% of


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the  outstanding  shares  of  Common  Stock.  For  purposes  of  the immediately preceding  sentence, beneficial ownership shall be determined in accordance with
Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13D-G thereunder, except as otherwise provided in clause (i) hereof. Notwithstanding anything to the contrary contained herein, the limitation on exercise of this Warrant set forth herein may not be amended without the written consent of the holder hereof and the Company.

2.     Term.  The  Warrants may be exercised at any time or from time to time on
       ----
or after the date on which this Warrant is issued and delivered pursuant to the terms of the Settlement Agreement (the "Issue Date") and before 5:00 p.m. California time on the fifth (5th) anniversary of the Issue Date (the "Exercise Period").

3.     Agreements  of  the  Company.  The Company hereby covenants and agrees as
       ----------------------------
follows:

     (a) All Shares will, upon issuance in accordance with the terms of this Warrant, be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.

     (b) During the Exercise Period, the Company shall at all times have authorized, and reserved for the purpose of issuance upon exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the full exercise of this Warrant.

     (c) The Company shall promptly secure the listing of the shares of Common Stock issuable upon exercise of this Warrant upon each national securities exchange or automated quotation system, if any, upon which shares of the Company's Common Stock are then listed (subject to official notice of issuance upon exercise of this Warrant) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all shares of Common Stock from time to time issuable upon the exercise of this Warrant; and the Company shall so list on each national securities exchange or automated quotation system, as the case may be, and shall maintain such listing of, any other shares of capital stock of the Company issuable upon the exercise of this Warrant if and so long as any shares of the same class shall be listed on such national securities exchange or automated quotation system.

     (d) The Company will not, by amendment of its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the holder of this Warrant in order to protect the exercise privilege of the holder of this Warrant against dilution or other impairment, consistent with the tenor and purpose of this Warrant. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, and (ii) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.


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     (e)     So  long  as  the holder beneficially owns this Warrant (or portion thereof), the Company shall maintain its corporate existence and shall not merge, consolidate or sell all or substantially all of the Company's assets, except in the event of a merger or consolidation or sale of all or substantially all of the Company's assets, where (i) the successor or acquiring entity and, if an entity different from the successor or acquiring entity, the entity whose securities into which the Warrant shall become exercisable pursuant to Section 4(b) hereof, in such transaction assumes the Company's obligations hereunder and
(ii) the entity whose securities into which the Warrant shall become exercisable pursuant to Section 4(b) hereof is a publicly traded corporation whose Common Stock is listed for trading on the NNM, Nasdaq SmallCap, NYSE, AMEX or OTC Bulletin Board.

     (f) This Warrant will be binding upon any entity succeeding to the Company by merger, consolidation or acquisition of all or substantially all the Company's assets.

4.     Adjustments.  The  Warrant  granted  hereunder  and  the  Exercise  Price
       -----------
thereof shall be subject to adjustment from time to time upon the happening of certain events as set forth below.

     (a)     Stock Splits and Dividends.  If outstanding shares of the Company's
             --------------------------
Common Stock shall be subdivided into a greater number of shares (by stock split, recapitalization, reorganization, reclassification or otherwise) or a dividend in Common Stock shall be paid in respect of Common Stock, the Exercise Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced. If outstanding shares of Common Stock shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased. When any adjustment is required to be made in the Exercise Price, the number of Shares purchasable upon the exercise of the Warrants shall be changed to the number determined by dividing (i) an amount equal to the number of Shares issuable upon the exercise of the Warrants immediately prior to such adjustment, multiplied by the Exercise Price in effect immediately prior to such adjustment, by (ii) the Exercise Price in effect immediately after such adjustment.

     (b)     Consolidation, Merger or Sale.  In case of any consolidation of the
             -----------------------------
Company with, or merger of the Company into any other corporation, or in case of any sale or conveyance of all or substantially all of the assets of the Company other than in connection with a plan of complete liquidation of the Company, then as a condition of such consolidation, merger or sale or conveyance, adequate provision will be made whereby the holder of this Warrant will have the right to acquire and receive upon exercise of this Warrant in lieu of the shares of Common Stock immediately theretofore acquirable upon the exercise of this

Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon exercise of this Warrant had such consolidation, merger or sale or conveyance not taken place. In any such case, the Company will make appropriate provision to insure that the provisions of this Section 4 will thereafter be applicable as nearly as may be in relation to any shares of stock or securities thereafter deliverable upon the exercise of this Warrant. The Company will not effect any consolidation, merger or sale or conveyance unless prior to the consummation thereof, the successor or acquiring entity (if other than the Company) and, if an entity different from the successor or acquiring entity, the entity whose capital stock or assets the holders of the Common Stock of the Company are entitled to receive as a result of such consolidation, merger or sale or conveyance assumes by written instrument the obligations under this Warrant (including under this Section 4) and the obligations to deliver to the holder of this Warrant such shares of stock, securities or assets as, in accordance with the foregoing provisions, the holder may be entitled to acquire.

     (c)     Adjustment Certificate.  When any adjustment is required to be made
             ----------------------
in the Shares or the Exercise Price pursuant to this Section, the Company shall promptly mail to Holder a certificate setting forth (i) a brief statement of the facts requiring such adjustment, (ii) the Exercise Price after such adjustment and (iii) the kind and amount of stock or other securities or property into which the Warrant shall be exercisable after such adjustment.

     (d)     No  Fractional Shares.  No fractional shares of Common Stock are to
             ---------------------
be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fractional share which would otherwise be issuable in an amount equal to the same fraction of the closing price of a share of the Company's Common Stock on the date of such exercise.

     (e)     Other  Notices.  In  case  at  any  time:
             --------------

          (i) the Company shall declare any dividend upon the Common Stock payable in shares of stock of any class or make any other distribution (including dividends or distributions payable in cash out of retained earnings) to the holders of the Common Stock;

          (ii) the Company shall offer for subscription pro rata to the holders of the Common Stock any additional shares of stock of any class or other rights;

          (iii) there shall be any capital reorganization of the Company, or reclassification of the Common Stock, or consolidation or merger of the Company with or into, or sale of all or substantially all its assets to, another corporation or entity; or

          (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then,  in  each  such case, the Company shall give to the holder of this Warrant
(a) notice of the date on which the books of the Company shall close or a record shall be taken for determining the holders of Common Stock entitled to receive any such dividend, distribution, or subscription rights or for determining the holders of Common Stock entitled to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, notice of the date (or, if not then known, a reasonable approximation thereof by the Company) when the same shall take place. Such notice shall also specify the date on which the holders of Common Stock shall be entitled to receive such dividend, distribution, or subscription rights or to exchange their Common Stock for stock or other securities or property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be. Such notice shall be given at least 10 days prior to the record date or the date on which the Company's books are closed in respect thereto. Failure to give any such notice or any defect therein shall not affect the validity of the proceedings referred to in clauses (i), (ii),
(iii)  and  (iv)  above.

     (f)     Certain  Events.  If  any  event occurs of the type contemplated by
             ---------------
the adjustment provisions of this Section 4 but not expressly provided for by such provisions, the Company will give notice of such event as provided in
Section 4(c) hereof, and the Company's Board of Directors will make an appropriate adjustment in the Exercise Price and the number of shares of Common Stock acquirable upon exercise of this Warrant so that the rights of the holder shall be neither enhanced nor diminished by such event.

     (g)     Issue  Tax.  The  issuance  of  certificates  for  Shares  upon the
             ----------
exercise of this Warrant shall be made without charge to the holder of this Warrant or such shares for any issuance tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the holder of this Warrant.

5.     Reservation  of  Shares.  The  Company shall at all times keep reserved a
       -----------------------
sufficient number of authorized shares of Common Stock to provide for the exercise of the Warrant in full.

6.     Transferability.  The  Warrant  issued  hereunder  and any and all Shares
       ---------------
issued upon exercise of the Warrants shall be transferable on the books of the Company by the holder hereof in person or by duly authorized attorney subject to any restrictions imposed by applicable federal or state securities laws. It shall be a further condition to any transfer of the Warrant that the transferor (if any portion of the Warrant is retained) and the transferee shall receive and accept a new Warrant, of like tenor and date, executed by the Company, for the portion so transferred and for any portion retained, and shall surrender this Agreement executed. Notwithstanding anything herein to the contrary, the registration rights described in Section 8 hereof are assignable only in accordance with the provisions of that certain Registration Rights Agreement, dated as of April 28, 2000, by and among the Company and Holder (the "Registration Rights Agreement").

7.     Voting.  This  Warrant  shall not entitle the Holder hereof to any voting
       ------
rights or other rights as a shareholder of the Company. No provision of this Warrant, in the absence of affirmative action by the holder hereof to purchase Shares, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

8.     Registration  Rights.  The  initial  Holder  of this Warrant (and certain
       --------------------
assignees thereof) is entitled to the benefit of such registration rights in respect of the Shares as are set forth in the Registration Rights Agreement.

9.     Miscellaneous.
       -------------

     (a)     Amendment.  This  Warrant  may  be  amended  by  written  agreement
             ---------
between  the  Company  and  Holder.

     (b)     Notice.  All  notices,  requests, and other communications required
             ------
or permitted to be given or delivered hereunder to the holder of this Warrant shall be in writing, and shall be personally delivered, or shall be sent by certified or registered mail or by recognized overnight mail courier, postage prepaid and addressed, to such holder at the address shown for such holder on the books of the Company, or at such other address as shall have been furnished to the Company by notice from such holder. All notices, requests, and other communications required or permitted to be given or delivered hereunder to the Company shall be in writing, and shall be personally delivered, or shall be sent by certified or registered mail or by recognized overnight mail courier, postage prepaid and addressed, to the office of the Company at 1696 Dell Avenue, Campbell, California 95008, Attention: Chief Executive Officer, or at such other address as shall have been furnished to the holder of this Warrant by notice from the Company. Any such notice, request, or other communication may be sent by facsimile, but shall in such case be subsequently confirmed by a writing personally delivered or sent by certified or registered mail or by recognized overnight mail courier as provided above. All notices, requests, and other communications shall be deemed to have been given either at the time of the receipt thereof by the person entitled to receive such notice at the address of such person for purposes of this Section 9, or, if mailed by registered or certified mail or with a recognized overnight mail courier upon deposit with the United States Post Office or such overnight mail courier, if postage is prepaid and the mailing is properly addressed, as the case may be.

     (c)     Further  Assurances.  Both  parties agree to execute any additional
             -------------------
documents and take any further actions necessary to carry out the purposes of this Warrant.

     (d)     Severability.  If  any  provision  of  this  Warrant is held by any
             ------------
court of competent jurisdiction to be illegal, unenforceable or void, such provision will be enforced to the greatest extent possible and all other provisions of this Warrant will continue in full force and effect.

     (e)     Governing  Law.  This  Warrant shall be interpreted and enforced in
             --------------
accordance with the laws of the State of Delaware, without regard to conflicts of laws principles thereof. The parties irrevocably consent to the exclusive jurisdiction of the United States District Court for the Northern District of California in San Jose, California with respect to any suit or proceeding based on or arising under this Warrant and irrevocably agree that all claims in respect of such suit or proceeding shall be determined in such court.

     (f)     Entire  Agreement;  Successors  and  Assigns.  This  Warrant,  the
             --------------------------------------------
Settlement Agreement and the Registration Rights Agreement constitute the entire agreement between Holder and the Company relative to the subject matter hereof. Any previous agreements between the parties with respect to the subject matter hereof are superseded by this Warrant and such other agreements. Subject to any exceptions specifically set forth in this Warrant, the terms and conditions of this Warrant shall inure to the benefit of and be binding upon the respective executors, administrators, heirs, successors and assigns of the parties.

     (g)     Headings.  The  headings  of  the  Sections of this Warrant are for
             --------
convenience and shall not by themselves determine the interpretation of this Warrant.

     (h)     Cashless  Exercise.  Notwithstanding  anything  to  the  contrary
             ------------------
contained in this Warrant, if, and only if, the resale of the Shares by the holder is not then registered pursuant to an effective registration statement under the Securities Act, this Warrant may be exercised by presentation and surrender of this Warrant to the Company at its principal executive offices with a written notice of the holder's intention to effect a cashless exercise, including a calculation of the number of shares of Common Stock to be issued upon such exercise in accordance with the terms hereof (a "Cashless Exercise"). In the event of a Cashless Exercise, in lieu of paying the Exercise Price in cash, the holder shall surrender this Warrant for that number of shares of Common Stock determined by multiplying the number of Shares to which it would otherwise be entitled by a fraction, the numerator of which shall be the difference between the then current Market Price (as hereinafter defined) per share of the Common Stock and the Exercise Price, and the denominator of which shall be the then current Market Price per share of Common Stock.

     (i)     "Market  Price,"  as  of  any  date,  (i)  means  the last reported
              -------------
sale price for the shares of Common Stock on the Over-the-Counter Bulletin Board (the "OTC BB") for the trading day immediately preceding such date, as reported by Bloomberg, or (ii) if the OTC BB is not the principal trading market for the shares of Common Stock, the last reported sale price on the principal trading market for the Common Stock on the same date as reported by Bloomberg, or (iii) if market value cannot be calculated as of such date on any of the foregoing bases, the Market Price shall be the fair market value as reasonably determined in good faith by (a) the Board of Directors of the Companyor (b) at the option of a majority in interest of the holders of the outstanding Warrants, by an independent investment bank of nationally recognized standing in the valuation of businesses similar to the business of the Company. The manner of determining the Market Price of the Common Stock set forth in the foregoing definition shall apply with respect to any other security in respect of which a determination as to market value must be made hereunder.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed and delivered by its duly authorized officer as of the Effective Date set forth above.

                                           NETTAXI.COM

                                           By:_______________________

                                           Its:_______________________

                           FORM OF NOTICE OF EXERCISE


                                                     Dated:  ________  __,  200_


To:  Nettaxi.com


          The undersigned, pursuant to the provisions set forth in the within Warrant, hereby agrees to purchase ________ shares of Common Stock covered by such Warrant, and makes payment herewith in full therefor at the price per share provided by such Warrant in cash or by certified or official bank check or wire transfer in the amount of, or, if the resale of such Common Stock by the undersigned is not currently registered pursuant to an effective registration statement under the Securities Act of 1933, as amended, by surrender of securities issued by the Company (including a portion of the Warrant) having a market value (in the case of a portion of this Warrant, determined in accordance with Section 9(h) of the Warrant) equal to $_________. Please issue a certificate or certificates for such shares of Common Stock in the name of and pay any cash for any fractional share to:


                                            Name:
                                                 -------------------------------

                                            Signature:
                                                      --------------------------

                                            Address:
                                                    ----------------------------
                                                    ----------------------------

                                            Note:     The above signature should
                                            correspond exactly  with the name on
                                            the  face of the within Warrant.


and, if said number of shares of Common Stock shall not be all the shares purchasable under the within Warrant, a new Warrant is to be issued in the name of said undersigned covering the balance of the shares purchasable thereunder less any fraction of a share paid in cash.